Exhibit 99.1

SECOND AMENDMENT AND LIMITED WAIVER AGREEMENT

THIS SECOND AMENDMENT AND LIMITED WAIVER AGREEMENT (this “Agreement”) dated as of March 30, 2009 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Credit Agreement dated as of June 12, 2008 (as modified by that certain First Amendment to Credit Agreement dated August 25, 2008, this Agreement and that certain Joinder Agreement dated as of July 15, 2008 among Cogen South L.L.C., the Administrative Agent and Bank of America, N.A., as Collateral Agent, and as may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent that it intends to sell (the “Proposed Sale”) certain of its assets relating to the Borrower’s “Ride Rite Air Bag” division located in Fordyce, Arkansas to Illinois Tool Works Inc. (or a subsidiary thereof) pursuant to that certain Asset Purchase Agreement between the Borrower and the Purchaser for an aggregate purchase price of not less than $36 million;

WHEREAS, the Borrower intends to apply 100% of the Net Cash Proceeds of the Proposed Sale (which amount is expected to be approximately $32.7 million as of the closing date of the Proposed sale, after taking into account $2.5 million of the purchase price that will be placed in an escrow account, closing costs and taxes) to prepay the Senior Debt in accordance with the terms of Section 2.05(b)(vii) of the Credit Agreement (the “Prepayment”);

WHEREAS, the Borrower acknowledges that, to the extent the Proposed Sale and the related Prepayment do not occur on or prior to March 31, 2009, an Event of Default may exist under the Credit Agreement as a result of the failure of the Borrower to comply with the terms of Section 7.14(a) (Total Leverage Ratio) of the Credit Agreement for the Fiscal Quarter ended March 31, 2009 (the “Applicable Event of Default”);

WHEREAS, the Borrower has requested that the Required Lenders waive the Applicable Event of Default and agree to certain amendments to the Credit Agreement; and

WHEREAS, the Required Lenders are willing to provide a limited waiver of the Applicable Event of Default and agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                       Limited Waiver.

(a)                                  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 4 hereof), but regardless of whether or not the Proposed Sale and the related Prepayment occur on or prior to March 31, 2009 or thereafter, the Administrative Agent and the Required Lenders hereby waive the Applicable Event of Default for all purposes of the Credit Agreement; provided that such waiver shall terminate on May 31, 2009 (the “Termination Date”) and shall be of no further force and effect after such Termination Date unless (i) the Proposed Sale, together with the related Prepayment, has been consummated on or before May 1, 2009 and (ii) after giving effect to the Proposed Sale and related Prepayment, and taking into account any Debt reasonably expected to be incurred in connection with the payment of approximately $3.7 million of Earn-Out Obligations payable to International Paper Company as a result of consummating the Proposed Sale, the Borrower is in compliance on a pro forma basis with the financial covenants set forth in Section 7.14 of the Credit Agreement as of March 31, 2009 (with the gain recognized from the Proposed Sale, which is expected to be approximately $15.7 million on an after-tax basis, being deemed included in Consolidated Net Income and EBITDA solely for purposes of establishing such pro forma compliance as of March 31, 2009).  Accordingly, so long as the Termination Date shall not have occurred, the Administrative Agent, the L/C Issuer and the Swing Line Lender and the Lenders shall, subject to the terms and conditions set forth herein, forbear exercising their rights and remedies arising exclusively as a result of the Applicable Event of Default and continue to make Loans and to issue, extend, amend or renew Letters of Credit to the Borrower in accordance with the terms of the Credit Agreement.

(b)                                 To the extent the Proposed Sale, together with the related Prepayment, is not consummated on or before May 1, 2009, the Borrower acknowledges and agrees that, unless the Administrative Agent and the requisite Lenders, in their sole discretion, further amend the Credit Agreement or otherwise agree in writing to continue this limited waiver beyond the Termination Date, an unwaived Event of Default will exist under the Credit Agreement as of May 31, 2009, for which no grace period or cure period shall apply, and the Administrative Agent and the Lenders may pursue all rights and remedies available to them under the Credit Agreement, the Loan Documents and applicable law.  The Borrower further acknowledges and agrees that to the extent any Defaults or Events of Default (other than the Applicable Event of Default) now exist or hereafter arise prior to the Termination Date (or otherwise), the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders may immediately pursue all rights and remedies available to them in respect thereof under the Credit Agreement, other Loan Documents and applicable law.

3.                                       Amendments.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 4 hereof), the Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Earn-Out Obligations” set forth in Section 1.01 of the Credit Agreement is hereby amended to add, immediately before the “.”, the following: “, but excluding the “Fordyce Earnout A” (as defined in the International Paper Purchase Agreement) obligation of up to $5,010,167”.

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(b)                                 To a correct a typographical error, the reference to “Hedge Bank” in clause (c) of the paragraph enumerated “Fourth” in Section 8.03 of the Credit Agreement is hereby amended to read “Cash Management Bank”.

4.                                       Condition Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)                                  Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Required Lenders;

(b)                                 Waiver and Amendment under Note Purchase Agreement.  Receipt by the Administrative Agent of (i) a copy of a waiver and amendment under that certain Note Purchase Agreement, dated as of July 1, 2008, among the Borrower, the Parent, and the Purchasers identified therein, waiving the requirements of paragraph 6A(1) thereof for the fiscal quarter ended March 31, 2009 on terms substantially similar to those set forth in this Agreement, and otherwise in form and substance satisfactory to the Administrative Agent, executed by the Borrower, the Parent and the Purchasers, and (ii) evidence satisfactory to the Administrative Agent that such waiver and amendment is or, concurrently with the effectiveness of this Agreement, shall be in full force and effect;

(c)                                  Waiver Fee.  The payment by the Borrower to the Administrative Agent (or its Affiliates), for the account of each Lender who executes and approves this Agreement on or before 1:00 P.M. (Eastern Time) on March 27, 2009, a waiver fee equal to 5.0 basis points on the total outstanding Revolving Credit Commitment and/or outstanding Term Loan Commitment, as applicable, of each such approving Lender; and

(d)                                 Other Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or one of its Affiliates) of (i) all fees set forth in that certain Fee Letter, dated March 19, 2009, among the Borrower and the Administrative Agent and (ii) all other fees and expenses which are due and payable as of the date hereof under the Credit Agreement, including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement (including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

5.                                       Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Agreement, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement, (d) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party

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or any of their respective properties, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects as of such date) and (f) no Default or Event of Default (other than the Applicable Event of Default) exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

6.                                       No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

7.                                       Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

8.                                       Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

9.                                       Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

10.                                 Counterparts; Facsimile/Email.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

11.                                 Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Illinois.

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12.                                 Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer

GUARANTORS:	KAPSTONE PAPER AND PACKAGING
CORPORATION, a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

COGEN SOUTH L.L.C.,
a Delaware limited liability company

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT AND LIMITED WAIVER

MARCH 2009

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Roberto Salazar
	Name:	Robert Salazar
	Title:	Assistant Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT AND LIMITED WAIVER

MARCH 2009

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ David Bacon
	Name:	David Bacon
	Title:	Vice President

CoBank, ACB
as a Lender

By:	/s/ Michael Tousignant
Name:	Michael Tousignant
Title:	Vice President

Northwest Farm Credit Services, PCA
as a Lender

By:	/s/ Carol Magness
Name:	Carol Magness
Title:	Vice President

Farm Credit Services of America, PCA
as a Lender

By:	/s/ John Zhang
Name:	John Zhang
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT AND LIMITED WAIVER

MARCH 2009

Agfirst Farm Credit Bank,
as a Lender

By:	/s/ Matt Jeffords
Name:	Matt Jeffords
Title:	Assistant Vice President

The Private Bank and Trust Co.
as a Lener

By:	/s/ Manas N. Athanikar
Name:	Manas N. Athanikar
Title:	Associate Managing Director

Barclays Bank PLC
as a Lender

By:	/s/ Diane Albanese
Name:	Diane Albanese
Title:	Vice President

TD Bank, N.A.
as a Lender

By:	/s/ Susanna Satten
Name:	Susanna Satten
Title:	Assistant Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT AND LIMITED WAIVER

MARCH 2009

Agstar Financial Services, PCA
as a Lender

By:	/s/ Troy Mostaert
Name:	Troy Mostaert
Title:	Vice President

Allied Irish Banks, p.l.c.
as a Lender

By:	/s/ Gregory J. Wiske
Name:	Gregory J. Wiske
Title:	Vice President

By:	/s/ Keith Hamilton
Name:	Keith Hamilton
Title:	Assistant Vice President

AIB Debt Management, Limited
as a Lender

By:	/s/ Gregory J.Wiske
Name:	Gregory J. Wiske
Title:	Vice President
International Advisor to
AIB Debt Management, Ltd.

By:	/s/ Keith Hamilton
Name:	Keith Hamilton
Title:	Assistant Vice President
Investment Advisor to
AIB Debt Management, Ltd.

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT AND LIMITED WAIVER

MARCH 2009

Caterpillar Financial Services Corporation
as a Lender

By:	/s/ Michael M. Ward
Name:	Michael M. Ward
Title:	Credit & Operations Manager
- Syndications

The Northern Trust Company,
as a Lender

By:	/s/ Brandon Rolek
Name:	Brandon Rolek
Title:	Vice President

First Tennessee Bank, a National Association
as a Lender

By:	/s/ James H. Moore, Jr
Name:	James H. Moore, Jr.
Title:	Senior Vice President

Greenstone Farm Credit Services ACA/FLCA,
as a Lender

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT AND LIMITED WAIVER

MARCH 2009